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                                8,200,000 SHARES

                                 EL SITIO, INC.

                                  COMMON SHARES

                             UNDERWRITING AGREEMENT

                                                               December __, 1999

CREDIT SUISSE FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED
SALOMON SMITH BARNEY INC.
WIT CAPITAL CORPORATION
FIDELITY CAPITAL MARKETS
  a division of National Financial Services Corporation
As Representatives of the several
  Underwriters named in Schedule 1
c/o Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York 10010-3629


Ladies and Gentlemen:

                  El Sitio, Inc., a British Virgin Islands company (the "Company"), proposes to sell to the Underwriters named in Schedule 1 hereto (the "Underwriters"), for which Credit Suisse First Boston Corporation, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Wit Capital Corporation and Fidelity Capital Markets, a division of National Financial Services Corporation, are acting as Representatives (the "Representatives"), 8,200,000 common shares, par value U.S.$0.01 per share (the "Common Shares") (the "Firm Shares"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 1,230,000 Common Shares on the terms and for the purposes set forth in Section 2 (the "Option Shares"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "Shares". This is to confirm the agreement concerning the purchase of the Shares from the Company by the Underwriters.

                  1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:


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                                                                               2

                           (a) A registration statement on Form F-1
                  (Registration No. 333-__), and one or more amendments thereto, with respect to the Shares have (i) been prepared by the Company in conformity with the requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the U.S. Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and a second registration statement on Form F-1 with respect to the Shares (i) may also be prepared by the Company in conformity with the requirements of the Securities Act and the Rules and Regulations and (ii) if to be so prepared, will be filed with the Commission under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations on the date hereof. Copies of the first such registration statement and the amendments to such registration statement, together with the form of any such second registration statement, have been delivered by the Company to the Representatives. As used in this Agreement, "Effective Time" means (i) with respect to the first such registration statement, the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission and (ii) with respect to any second registration statement, the date and time as of which such second registration statement is filed with the Commission, and "Effective Times" is the collective reference to both Effective Times; "Effective Date" means (i) with respect to the first such registration statement, the date of the Effective Time of such registration statement and (ii) with respect to any second registration statement, the date of the Effective Time of such second registration statement, and "Effective Dates" is the collective reference to both Effective Dates; "Preliminary Prospectus" means each prospectus included in any such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Primary Registration Statement" means the first registration statement referred to in this Section 1(a), as amended at its Effective Time, "Rule 462(b) Registration Statement" means the second registration statement, if any, referred to in this Section 1(a), as filed with the Commission, and "Registration Statements" means both the Primary Registration Statement and any Rule 462(b) Registration Statement, including in each case all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5(a) hereof and deemed to be a part of the Registration Statements as of the Effective Time of the Primary Registration Statement pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                           (b) The Primary Registration Statement conforms, and
                  the Rule 462(b) Registration Statement, if any, the Prospectus and any further amendments or

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                                                                               3


                  supplements to the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform, in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that no representation or warranty is made as to information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

                           (c) The Company has been duly incorporated and is
                  validly existing as a company in good standing under the laws of the British Virgin Islands. Each of the subsidiaries of the Company has been duly organized and is validly existing as a corporation, company or other corporate entity, as the case may be, in good standing, if applicable, under the laws of its respective jurisdiction of organization. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which its respective ownership or lease of property or assets or the conduct of its respective businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties or assets and to conduct the businesses in which it is engaged. El Sitio Argentina S.A., O Site Entretenimento Ltda., El Sitio Entretenimientos, S.A. de C.V., El Sitio U.S.A., Inc. and El Sitio (Uruguay) Sociedad Anonima, each of which is a subsidiary of the Company, are the sole "significant subsidiaries" (as defined in Section 17) of the Company (collectively, the "Significant Subsidiaries").

                           (d) The Company has an authorized capitalization as
                  set forth in the Prospectus; all of the issued and outstanding Common Shares have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; there are no authorized classes of capital stock of the Company other than the Common Shares and - Class A convertible preferred shares, par value U.S.$0.01 per share ("Class A Convertible Preferred Shares"), which will automatically convert into Common Shares on the First Delivery Date (as defined in
                  Section 4) and - Class B convertible preferred shares, par value U.S.$0.01 per share (the "Class B Convertible Preferred Shares"); and all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (other than a de minimis number of shares required in certain jurisdictions to satisfy diversity of ownerships requirements) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

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                                                                               4



                           (e) The Shares to be issued and sold by the Company
                  to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; the holders of the Shares will have no liability for any debt or other obligation of the Company towards third parties in their capacity as holders thereof; the Shares will conform to the description thereof contained in the Prospectus; except as described in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company and its subsidiaries, or obligations of the Company and its subsidiaries to issue, any class of capital stock of the company or any of its subsidiaries; and except as described in the Prospectus, there are no restrictions on transfer or voting of any capital stock of the Company pursuant to the Company's Amended and Restated Memorandum of Association and Amended and Restated Articles of Association (the "Memorandum and Articles of Association") or any agreement to which the Company is a party or by which it may be bound or to which any of its property or assets may be subject.

                           (f) Each of the Company and the Significant
                  Subsidiaries has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby (including, without limitation, the issuance, sale and delivery of the Shares by the Company).

                           (g) This Agreement has been duly authorized, executed
                  and delivered by each of the Company and the Significant Subsidiaries and constitutes a legal, valid and binding obligation of each of the Company and the Significant Subsidiaries, respectively, enforceable against the Company and the Significant Subsidiaries, respectively, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and except, further, as enforceability of indemnification provisions may be limited by considerations of public policy.

                           (h) The execution, delivery and performance of this
                  Agreement by each of the Company and the Significant Subsidiaries, respectively, and the consummation of the transactions contemplated hereby will not (A) conflict with or result in a breach or violation of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, (B) result in any violation of the Company's Memorandum and Articles or of the charter, ESTATUTOS, by-laws or any other constitutive document of any of the Company's subsidiaries or (C) result in any violation of any statute or any regulation, rule or order of any governmental agency or body or court having

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                                                                               5


                  jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

                           (i) No consent, approval, authorization or order of,
                  or filing or registration with, any governmental agency or body or court is required for the execution, delivery and performance of this Agreement by the Company and the Significant Subsidiaries and the consummation of the transactions contemplated hereby, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable U.S. state securities or "blue sky" laws in connection with the purchase and distribution of the Shares by the Underwriters and except for the filing with the British Virgin Islands Registrar of Companies of any amendment to the Company's Memorandum and Articles of Association pursuant to Section 7(r) hereof.

                           (j) Except as described in the Prospectus, there are
                  no contracts, agreements or understandings between the Company and any other person which grant such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities as part of the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                           (k) Except for offers and sales of the Company's
                  Class A Convertible Preferred Shares as described in the Prospectus, the Company has not offered or sold any Common Shares or securities convertible or exchangeable into Common Shares during the six-month period preceding the date of the Prospectus (including, without limitation, any offers or sales pursuant to (i) Section 4(2) of , or Regulation D under, the Securities Act or (ii) Rule 144A under, or Regulation S of, the Securities Act). The offer and sale by the Company of its Class A Convertible Preferred Shares and Class B Convertible Preferred Shares as described in the Prospectus and in Item 15 of the Primary Registration Statement were not, and are not, required to be integrated with the offering of the Shares as contemplated under this Agreement and, accordingly, to be registered under the Securities Act.

                           (l) Neither the Company nor any of its subsidiaries
                  has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock, any increase in current liabilities or any decrease in shareholders' equity of the Company or any of its subsidiaries or any material adverse change, or any

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                  development involving a prospective material adverse change, in or affecting the business, properties, results of operations, financial condition or prospects of the Company and its subsidiaries taken as a whole ("Material Adverse Effect"), otherwise than as set forth in the Prospectus.

                           (m) The consolidated financial statements of the
                  Company and its subsidiaries and the statement of historical net assets to be sold by IMPSAT Corporation at September 30, 1999 and the statements of net revenues and direct costs and expenses for the retail dial-up access businesses of each of IMPSAT S.A. (Argentina), MANDIC INTERNET LTDA (formerly MANDIC.COM LTDA.) (Brazil) and IMPSAT S.A. (Colombia) (collectively, the "IMPSAT Entities") filed as part of the Registration Statements or included in the Prospectus present fairly, in all material respects, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The summary financial data and selected financial data included in the Registration Statements and the Prospectus have been fairly and accurately extracted from the financial statements and pro forma consolidated financial information of the Company filed as part of the Registration Statements or included in the Prospectus. The pro forma consolidated financial information included in the Prospectus
                  (i) is presented fairly in all material respects, (ii) has been prepared in accordance with the Rules and Regulations with respect to pro forma financial statements and (iii) has been properly compiled on the bases described therein, and the assumptions used in the preparation of the pro forma consolidated financial information included in the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                           (n) No forward-looking statement (with the meaning to
                  Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

                           (o) Deloitte & Touche LLP and its affiliates in
                  Argentina, Brazil and Colombia (collectively, "Deloitte & Touche"), which have certified the financial statements of the Company and of the IMPSAT Entities, whose reports appear in the Prospectus and which have delivered the initial comfort letter referred to in Section 5(q) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                           (p) Each of the Company and its subsidiaries owns,
                  leases or licenses all properties and assets necessary to conduct its business as presently conducted and as proposed to be conducted.

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                                                                               7


                           (q) Neither the Company nor any of its subsidiaries
                  owns any real property; the Company and each of its subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                           (r) Except as set forth in the Prospectus, each of
                  the Company and its subsidiaries possesses adequate certificates, authorities, approvals, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct its business as presently conducted and as proposed to be conducted, and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority, approval, license or permit.

                           (s) The Company and each of its subsidiaries carry,
                  or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is prudent and customary for companies engaged in similar businesses in similar industries; all policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, directors, officers and employees are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

                           (t) Except as set forth in the Prospectus, the
                  Company and each of its subsidiaries own or possess adequate rights to use all material uniform resource locators (URLs), patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for them to conduct their respective businesses as now conducted and as proposed to be conducted and have no reason to believe that the conduct of their

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                                                                               8


                  respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of any other person or entity.

                           (u) There are no legal or governmental proceedings
                  pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the Company's knowledge, no such proceedings are threatened or contemplated by any governmental agency or body or threatened by any other person or entity.

                           (v) There are no contracts or other documents which
                  are required to be described in the Prospectus or filed as exhibits to either of the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statements.

                           (w) No relationship, direct or indirect, exists
                  between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or such subsidiary, as the case may be, on the other hand, which is required to be described in the Prospectus which is not so described.

                           (x) No labor disturbance by the employees of the
                  Company or its subsidiaries exists or, to the knowledge of the Company, is imminent, which could reasonably be expected to have a Material Adverse Effect. Each of the Company and its subsidiaries is in compliance in all material respects with all applicable laws in their respective jurisdictions relating to employees (including, without limitation, laws relating to pension contributions and obligations).

                           (y) Each of the Company and its subsidiaries has
                  filed with all appropriate taxing authorities all income, franchise or other tax returns required to be filed through the date hereof and has paid all taxes due thereon; each such tax return, report or other information, was, when filed, accurate and complete in all material respects; and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have) a Material Adverse Effect.

                           (z) All dividends and other distributions properly
                  declared and payable on the Shares may under the current laws and regulations of the British Virgin Islands be paid in U.S. dollars that may be freely transferred from or out of the British Virgin Islands without the necessity of obtaining any consents, approvals, authorizations, orders or clearances from or registering with any governmental agency or body or court of the British Virgin Islands.

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                                                                               9


                           (aa) No stamp or other issuance or transfer taxes or
                  duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the British Virgin Islands or any political subdivision or taxing authority thereof or therein in connection with (i) the issuance and sale of the Shares by the Company to the Underwriters in accordance with this Agreement,
                  (ii) the delivery of the Shares to or for the respective accounts of the Underwriters in the manner contemplated in this Agreement or (iii) the resale and delivery by the Underwriters of the Shares to the initial purchasers therefrom as contemplated in the Prospectus.

                           (bb) The Common Shares have been approved for
                  listing, subject only to official notice of issuance, on the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation National Market System (the "Nasdaq National Market System").

                           (cc) None of the Company, any subsidiary of the
                  Company or any director or officer of the Company or of any subsidiary of the Company is (i) a director, officer, or partner of any brokerage firm, broker or dealer that is a member of the NASD ("NASD member") or (ii) directly or indirectly, a "person associated with" a NASD member or an "affiliate" of a NASD member, as such terms are used in the NASD by-laws or rules.

                           (dd) Since the date as of which information is given
                  in the Prospectus, and except as set forth in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on the Common Shares.

                           (ee) The Company (i) makes and keeps accurate books
                  and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                           (ff) Neither the Company nor any of its subsidiaries,
                  nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the

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                                                                              10


                  U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                           (gg) Neither the Company nor any of its subsidiaries
                  (i) is in violation of, in the case of the Company, its Memorandum and Articles of Association, and in the case of each such subsidiary, of its charter, ESTATUTOS, by-laws or any other constitutive document, as the case may be, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any statute or any rule, regulation or order of any governmental agency or body or court to which it or its properties or assets may be subject.

                           (hh) For the purpose described in Section 17 hereof,
                  under the laws of the State of New York relating to submission to jurisdiction, the Company has validly and irrevocably submitted to the jurisdiction of any New York state or U.S. federal court located in the Borough of Manhattan, New York City, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as its authorized agent for service of process.

                           (ii) As of the date hereof, neither the Company nor
                  any of its subsidiaries is, or intends to conduct its business activities in such a manner that it would become, and, after giving effect to the transactions contemplated hereunder, neither the Company nor any of its subsidiaries will be required to be registered as, an "investment company" pursuant to the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.

                           (jj) Under the laws of the British Virgin Islands and
                  under the laws of the jurisdiction of incorporation or organization of each Significant Subsidiary, the submission by the Company and each Significant Subsidiary to the jurisdiction of any New York state or U.S. federal court sitting in the Borough of Manhattan, New York City, and the choice of the law of the State of New York to govern this Agreement, will be binding upon the Company and the Significant Subsidiaries, respectively and would be enforceable in any judicial or administrative proceeding in the British Virgin Islands, in the case of the Company, or in the relevant jurisdiction of incorporation or organization, in the case of each Significant Subsidiary (in each case subject to any applicable exceptions to the recognition or enforcement of foreign judgments in the British Virgin Islands or in such other jurisdiction of incorporation or organization).

                           (kk) Neither the Company nor any of its subsidiaries
                  has (i) violated any material environmental statute, rule, regulation, order, judgment, decree or permit in any jurisdiction in which the Company or such subsidiary conducts any business or owns or holds any properties or assets or (ii) received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substance or wastes, pollutants or contaminants, except where such violation or liability could not reasonably be expected to have a Material Adverse Effect.

                           (ll) The acquisitions of the retail dial-up access
                  customers and related assets of the IMPSAT Entities in Argentina and Brazil have been completed in accordance with the terms set forth in the Prospectus. Other than the pending acquisition of the retail dial-up access customers and related assets of IMPSAT S.A. (Colombia), there are no material acquisitions of businesses or assets by the Company or any of its subsidiaries pending or currently being negotiated.

                           (mm) Based on its projected income and assets
                  (including goodwill), which it believes to be reasonable, the nature of the Company's business and assets and taking into account the receipt of proceeds from the offering and sale of the Shares, the Company believes that it will not be classified as a passive foreign investment company ("PFIC") within the meaning of Section 1297(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), including the regulations and rulings and interpretations thereunder, for its current taxable year. The Company intends to conduct its business activities in an effort to reduce the risk of its classification as a PFIC.

                           (nn) Any reprogramming required to permit the proper
                  functioning, in and following the year 2000, of the Company's and its subsidiaries' (i) computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Company's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by November 30, 1999. The cost to the Company of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Company and its subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Company to conduct its business without a Material Adverse Effect.

                           (oo) None of the Company and any of its subsidiaries,
                  or any of their respective affiliates, does business with the government of Cuba or with any person or affiliate located in Cuba.

                           (pp) Neither the Company nor any of its officers,
                  directors or affiliates has taken, directly or indirectly, any action designed to stabilize or manipulate the trading price of the Common Shares, or that might reasonably be expected to cause or result in stabilization or manipulation of the trading price of the Common Shares.

                  2. PURCHASE OF THE SHARES BY THE UNDERWRITERS.

                  On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 8,200,000 Firm Shares to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

                  In addition, the Company grants to the Underwriters an option to purchase up to 1,230,000 Option Shares. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 4 hereof. The Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Shares set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Shares shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Shares other than in 100-share amounts.

                  The purchase price to be paid by the Underwriters for the Firm Shares and any Option Shares shall be U.S.$__.00 per share.

                  The Company shall not be obligated to deliver any of the Shares to be delivered on the First Delivery Date or the Second Delivery Date (as defined in Section 4), as the case may be, except upon payment for all the Shares to be purchased on such Delivery Date as provided herein.

                  3. OFFERING OF SHARES BY THE UNDERWRITERS.

                  Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus; PROVIDED, HOWEVER, that no Shares registered pursuant to the Rule 462(b) Registration Statement, if any, shall be offered prior to the Effective Time thereof.

                  It is understood that up to 820,000 Firm Shares ("Directed Sale Shares") may initially be reserved by the several Underwriters for offer and sale upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the NASD to certain persons designated by the Company ("Directed Sale Share Purchasers") who have heretofore delivered to the Representatives offers to purchase Directed Sale Shares in form satisfactory to the Representatives, and that any allocation of Directed Sale Shares among the Directed Sale Share Purchasers shall be made in accordance with timely directions received by the Representatives from the Company; PROVIDED, HOWEVER, that under no circumstances shall the Representatives or any Underwriter be liable to, or have any liability whatsoever for, the Company or to any Directed Sale Share Purchaser for any action taken or omitted in good faith in connection with such offering to the Directed Sale Share Purchasers. It is further understood that any such Directed Sale Shares which are not purchased by the Directed Sale Share Purchasers will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus.

                  4. DELIVERY OF AND PAYMENT FOR THE SHARES. Delivery of and payment for the Firm Shares shall be made at the office of Simpson Thacher & Bartlett, U.S. counsel to the Underwriters, located at 425 Lexington Avenue, New York, New York 10017, United States, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to a bank account at a bank located in New York City designated by the Company in writing at least one business day prior to the First Delivery Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Company shall make the certificates representing the Firm Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

                  At any time on or before the 30th day after the date of this Agreement, the option granted in Section 2 may be exercised in whole or in part from time to time by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; PROVIDED, HOWEVER, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

                  Delivery of and payment for the Option Shares shall be made at the place specified in the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Shares to the Representatives for the account of each

Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the bank account designated by the Company pursuant to the first paragraph of this Section 4. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Company shall make the certificates representing the Option Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

                  5. FURTHER AGREEMENTS OF THE COMPANY. The Company covenants and agrees:

                           (a) To prepare the Rule 462(b) Registration
                  Statement, if necessary, in a form approved by the Representatives and to file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statements or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                           (b) To furnish promptly to each of the
                  Representatives and to U.S. counsel to the Underwriters a copy of each draft of the Registration Statements as submitted for confidential review by the Commission and a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and other exhibits submitted or filed therewith;

                           (c) To deliver promptly to the Representatives in New
                  York City such number of the following documents as the Representatives shall request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, of the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement) and, if the delivery of a prospectus is required at any time after the Effective Time of the Primary Registration Statement in connection with the offering or sale of the Shares (or any other securities relating thereto) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                           (d) To file promptly with the Commission any
                  amendment to the Registration Statements or the Prospectus or any amendment or supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

                           (e) Prior to filing with the Commission (i) any
                  amendment to either of the Registration Statements or amendment any or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

                           (f) As soon as practicable after the Effective Date
                  of the Primary Registration Statement, to make generally available to the Company's security holders and to deliver to the Representatives an earning statement of the Company and its subsidiaries (which need not be audited) complying with
                  Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule
                  158);

                           (g) For a period of five years following the
                  Effective Date of the Primary Registration Statement, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to (i) the principal U.S. national securities exchange or automatic quotation system upon which the Common Shares may be listed or quoted pursuant to requirements of or agreements with such securities exchange or system or (ii) the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                           (h) Promptly from time to time to take such action as
                  the Representatives may request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Shares;

                           (i) (i) For a period of 180 days from the date of the
                  Prospectus, not to, directly or indirectly, (a) offer for sale, sell or contract to sell, pledge or otherwise dispose of, or announce an offering of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any Common Shares or other equity securities of the Company or any securities convertible into or exchangeable for any Common Shares or other equity securities, or sell or grant options, rights or warrants with respect to any Common Shares or equity securities of the Company or any securities convertible into or exchangeable for any Common Shares or other equity securities (other than options granted or Common Shares issued pursuant to the Company's share option plan), or (b) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Common Shares or other equity Securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Shares or other equity securities in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters; and (ii) to cause each director, officer and shareholders of the Company listed on Schedule 2 to furnish to the Representatives, prior to the First Delivery Date, a "lock-up" letter (each, a "Lock-up Letter"), substantially in the form of Exhibit A hereto;

                           (j) Prior to the Effective Date, to apply for the
                  inclusion of the Common Shares on the Nasdaq National Market System and to use its best efforts to effect such quotation, subject only to official notice of issuance, prior to the First Delivery Date;

                           (k) To use its best efforts to cause the Shares to be
                  accepted for settlement through the facilities of The Depository Trust Company ("DTC");

                           (l) To complete the 2-for-1 share split in respect of
                  the Common Shares as contemplated in the Prospectus (including, without limitation, to provide that the holders of the Company's Class B Convertible Preferred Shares shall be entitled to convert such shares solely into post-share split Common Shares);

                           (m) To duly appoint The Bank of New York (or such
                  other leading U.S. financial institution as may be reasonably satisfactory to the Representatives) as registrar and transfer agent for the Company's Common Shares;

                           (n) To apply the net proceeds from the sale of the
                  Shares being sold by the Company as set forth in the Prospectus under the caption "Use of Proceeds";

                           (o) Between the date hereof and the First Delivery
                  Date (both dates inclusive), to notify and consult with the Representatives, and to cause its subsidiaries and all other parties acting on its or their behalf to notify and consult with the Representatives, prior to issuing any press release or other announcement which could be material in the context of the distribution of the Shares;

                           (p) To conduct its business activities in a manner to
                  avoid the requirement to be registered as an "investment company" pursuant to the Investment Company Act and the rules and regulations of the Commission thereunder, and that none of the Company's subsidiaries shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder;

                           (q) From and after the First Delivery Date, to use
                  its best efforts to maintain the Shares as "marketable securities" within the meaning of Section 1296(e) of the Internal Revenue Code and the regulations, rulings and interpretations thereunder; to monitor its PFIC status and take all reasonable steps to notify U.S. shareholders as promptly as practicable in the event that the Company believes it will become a PFIC in any taxable year; and if the Company becomes a PFIC, to provide U.S. shareholders, upon request, with the annual information statement and any other information necessary for U.S. shareholders to make a "qualified electing fund" election under Section 1295 of the Internal Revenue Code and the regulations thereunder;

                           (r) To indemnify and hold harmless the Underwriters
                  against any British Virgin Islands documentary, stamp or similar issuance tax, including any interest and penalties, on the issuance, sale and delivery by the Company of the Shares and on the execution and delivery of this Agreement; and

                           (s) To cause Deloitte & Touche to deliver one or more
                  "initial comfort letters", with respect to the financial statements and financial data, and pro forma consolidated financial statements, of the Company and the IMPSAT Entities, dated the date of the Prospectus, in form and substance reasonably satisfactory to the Representatives, at or prior to the time copies of the Prospectus are furnished to the Representatives.

                  6. EXPENSES. The Company and the Significant Subsidiaries agree, jointly and severally, to pay the following fees, costs and expenses on a timely basis:

                           (a) The costs incident to the authorization,
                  issuance, sale and delivery of the Shares (and any VAT or other taxes payable in that connection);

                           (b) The costs incident to the preparation, printing
                  and filing under the Securities Act of the Registration Statements and any amendments and exhibits thereto;

                           (c) The costs of preparing, printing and distributing
                  the Registration Statements as originally submitted to the Commission for confidential review and as formally filed with the Commission and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement;

                           (d) The costs of producing and distributing this
                  Agreement, and any other related documents in connection with the offer, sale and delivery of the Shares;

                           (e) The filing fees incident to securing any required
                  review by the NASD of the terms of sale of the Shares;

                           (f) Any applicable listing or other fees, including,
                  without limitation, the fees for listing of the Common Shares on the Nasdaq National Market System;

                           (g) The fees and expenses of qualifying the Shares
                  under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a "blue sky" memorandum (including related fees and expenses of U.S. counsel to the Underwriters);

                           (h) The fees and expenses of U.S., British Virgin
                  Islands and other counsel to the Company and of Deloitte & Touche, in each case relating to the transactions contemplated by this Agreement;

                           (i) All costs and expenses of the Underwriters
                  including the (related fees and disbursements of U.S. counsel to the Underwriters), incident to the offer and sale of the Shares by the Underwriters to the Directed Sale Share Purchasers;

                           (j) All costs and expenses incurred by or on behalf
                  of the Company in connection with the "road show" for the offering of the Shares;

                           [(k)  the aggregate amount of U.S.$______ to the
                  Representatives in partial reimbursement of their out-of-pocket expenses (including the fees and expenses of

                  U.S. counsel to the Underwriters) relating to the transactions contemplated by this Agreement;] and

                           (l) All other costs and expenses incident to the
                  performance of the obligations of the Company and the Significant Subsidiaries under this Agreement.

                  7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                           (a) The Rule 462(b) Registration Statement, if any,
                  and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of either of the Registration Statements or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in either of the Registration Statements or the Prospectus or otherwise shall have been complied with.

                           (b) No Underwriter shall have discovered and
                  disclosed to the Company on or prior to such Delivery Date that either of the Registration Statements or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, U.S. counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                           (c) All corporate proceedings and other legal matters
                  incident to the authorization, form and validity of this Agreement, the Common Shares (including the Shares), the Registration Statements and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to U.S. counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters and to furnish to the Representatives their written opinion, addressed to the Underwriters and dated such Delivery Date, covering such matters as the Representatives may reasonably request..

                           (d) Paul, Hastings, Janofsky & Walker LLP, U.S.
                  counsel to the Company, shall have furnished to the Representatives their written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i) The Primary Registration Statement was
                           declared effective under the Securities Act as of the date and time specified in such opinion; the

                           Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein; and no stop order suspending the effectiveness of either of the Registration Statements has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                                   (ii) The Registration Statements, as of their
                           respective Effective Dates, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to such Delivery Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                                  (iii) To such counsel's knowledge, there are
                           no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statements under the Securities Act or under the Rules and Regulations which have not been described or filed as exhibits to the Registration Statements;

                                   (iv) To such counsel's knowledge and except
                           as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect on the Company and its subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by any governmental agency or body or threatened by any other person or entity;

                                    (v) Assuming due authorization, execution
                           and delivery by the Company under the laws of the British Virgin Islands and by each of the Significant Subsidiaries under the laws of its jurisdiction of incorporation or organization, this Agreement has been duly executed and delivered by each of the Company and the Significant Subsidiaries, respectively, in accordance with the laws of the State of New York and constitutes a valid and legally binding agreement of each of the Company and the Significant Subsidiaries, respectively, enforceable in the State of New York in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency moratorium and similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether in a proceeding in equity or at law) and except, further, as indemnification provisions may be limited by considerations of public policy;

                                   (vi) To such counsel's knowledge, and except
                           as set forth in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Shares pursuant to any agreement, contract or other instrument to which the Company is a party;

                                  (vii) The Company is not and, after giving
                           effect to the offering and the sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company" (as such terms are defined in the Investment Company Act);

                                 (viii) Assuming the validity of such actions
                           under the laws of the British Virgin Islands and under the laws of the jurisdiction of incorporation or organization of each of the Significant Subsidiaries, under the laws of the State of New York relating to submission of jurisdiction, each of the Company and the Significant Subsidiaries has validly and irrevocably submitted to the non-exclusive personal jurisdiction of any U.S. federal or New York state court located in the Borough of Manhattan, The City of New York, in any action arising out of or relating to this Agreement and has validly and irrevocably appointed CT Corporation System (or such other successor agent as the parties hereto shall mutually agree), as its authorized agent for the purposes described in Section 17 of this Agreement; and service of process effected in the manner set forth in Section 17 of this Agreement will be effective to confer valid personal jurisdiction over each of the Company and the Significant Subsidiaries in any such action; and each of the Company and the Significant Subsidiaries has legally, validly, effectively and irrevocably waived (A) the defense of an inconvenient forum to the maintenance of any such suit or proceeding and (B) any immunity to jurisdiction to which it may otherwise be entitled in any such suit or proceeding;

                                   (ix) To such counsel's knowledge, the issue
                           and sale of the Shares being delivered on such Delivery Date by the Company and the compliance by the Company and the Significant Subsidiaries with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of any U.S. federal or New York state statute or any order, rule or regulation known to such counsel of any U.S. federal or New
                           York state
                           governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets;

                                    (x) No consent, approval, authorization or
                           order of, or filing or registration with, any U.S. federal or New York state governmental agency or body or court required for the execution, delivery and performance of this Agreement by the Company and the Significant Subsidiaries and the consummation of the transactions contemplated hereby, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act in connection with the listing of the Common Shares on the Nasdaq National Market System or under U.S. state securities or "blue sky" laws in connection with the purchase and distribution of the Shares by the Underwriters;

                                   (xi) The offer and sale by the Company of its
                           Class A Convertible Preferred Shares and its Class B Convertible Preferred Shares as described in the Prospectus and in Item 15 of the Primary Registration Statement were not, and are not, required to be integrated with the offering of the Shares as contemplated under this Agreement and, accordingly, to be registered under the Securities Act.

                                  (xii) To such counsel's knowledge and except
                           as set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                                 (xiii) The statements contained in the
                           Prospectus under the caption "Taxation - U.S. Federal Income Tax Considerations", insofar as they purport to summarize U.S. federal tax statutes, rules and regulations, constitute accurate summaries thereof in all material respects and the tax opinion filed as
                           Exhibit 8.1 to the Registration Statement is confirmed;

                                  (xiv) The statements contained in the
                           Prospectus under the captions "Risk Factors - We are dependent on our intellectual property" and "Business
                           - Intellectual Property and Proprietary Rights", insofar as they purport to constitute summaries of intellectual property-related laws and other matters, constitute accurate summaries thereof in all material respects; and

                                   (xv) The statements contained in the
                           Prospectus under the caption "Shares Eligible for Future Sale", insofar as they purport to constitute summaries of the terms of U.S. federal securities laws or rules and regulations thereunder or contracts or other documents, constitute accurate and complete summaries of the terms of such statutes, rules and regulations and contracts and other documents in all material respects.

                           The opinion of such counsel shall also include an
                  opinion or statement to the effect that (x) such counsel has acted as U.S. counsel to the Company in connection with previous financing transactions and has acted as U.S. counsel to the Company in connection with the preparation of the Registration Statements and the Prospectus, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion or statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus (except as stated in paragraphs xiii and xiv above).

                           In rendering the foregoing opinion, such counsel may
                  (i) state that their opinion is limited to matters governed by the federal laws and New York state laws and (ii) rely, as to matters involving the laws of the British Virgin Islands, upon the opinion of Conyers Dill & Pearman rendered pursuant to
                  Section 7(e).

                           (e) Conyers Dill & Pearman, British Virgin Islands
                  counsel to the Company, shall have furnished to the Representatives their written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i) The Company has been duly incorporated
                           and is validly existing as a corporation for an unlimited duration under the laws of the British Virgin Islands and has full power and authority necessary to own or hold its properties and assets and conduct the businesses in which it is engaged;

                                   (ii) The Company has an authorized and issued
                           capitalization as set forth in the Prospectus; and all of the issued and outstanding Common Shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus;

                                  (iii) The Shares being delivered by the
                           Company to the Underwriters upon such Delivery Date have been duly and validly authorized and, when issued against payment and delivery in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable and will conform to the description of thereof contained in the Prospectus;

                                   (iv) The Company has full power and authority
                           to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by the Company; and assuming due authorization, execution and delivery thereof by the other parties hereto and assuming that this Agreement constitutes a valid and legally binding agreement under the laws of the State of New York, this Agreement constitutes a valid and legally binding agreement of the Company enforceable in the British Virgin Islands in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and the indemnification and contribution provisions of this Agreement do not contravene British Virgin Islands law;

                                    (v) There are no preemptive or other rights
                           to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the capital stock of the Company pursuant to the Company's Memorandum and Articles of Association, British Virgin Islands law or any agreement or other instrument known to such counsel and to which the Company is a party or to which any of its properties or assets is subject;

                                   (vi) To such counsel's knowledge there are no
                           legal, judicial, arbitral, rule-making,
                           administrative, governmental or other proceedings pending in the British Virgin Islands to which the Company is a party or any of its properties or assets is subject which, (A) individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or (B) questions the validity or enforceability of this Agreement or any action taken or to be taken in connection therewith; and, to such counsel's knowledge, no such proceedings in the British Virgin Islands are threatened or contemplated by any British Virgin Islands governmental agency or body or threatened by any person or entity in the British Virgin Islands;

                                  (vii) The execution and delivery of this
                           Agreement, the issue and sale of Shares being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not contravene, or result in a breach or violation of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel which is governed by the law of the British Virgin Islands and to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the Company's Memorandum and Articles of Association or any British Virgin Islands statute or any order, rule or regulation of any British Virgin Islands governmental agency or body having jurisdiction over the Company;

                                 (viii) No consent, approval, authorization or
                           order of, or filing or registration with, any British Virgin Islands governmental agency or body or court is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby, except for the filing with the British Virgin Islands Registrar of Companies of an amendment to the Company's Memorandum and Articles of Association pursuant to Section 7(r) hereof (which filing has been made and is effective);

                                   (ix) To such counsel's knowledge, the Company
                           is not in violation of its Memorandum and Articles of Association; neither the Company nor its subsidiaries are (A) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel which is governed by the law of the British Virgin Islands and to which they are a party or by which they are bound or to which any of their properties or assets is subject or (B) in violation in any material respect of any British Virgin Islands statute or any regulation, rule or order of any British Virgin Island governmental agency or body or court to which the Company or any of its subsidiaries or their respective properties or assets may be subject;

                                    (x) The filing of the Registration
                           Statements with the Commission and the listing of the Common Shares on the Nasdaq National Market System have been duly authorized by the Company;

                                   (xi) The Underwriters would be permitted to
                           commence proceedings in British Virgin Islands courts of competent jurisdiction based on this Agreement, and such courts would accept jurisdiction over any such action or proceeding and would recognize the choice of the law of the State of New York as the governing law of this Agreement;

                                  (xii) The courts of the British Virgin Islands
                           will recognize and enforce a judgment of a U.S. federal or New York state court in respect of any legal suit or proceedings arising out of or relating to this Agreement without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given[, PROVIDED that such judgment is final and was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the British Virgin Islands];

                                 (xiii) Assuming valid submission by the Company
                           under the laws of the State of New York to the jurisdiction of the U.S. federal or New York state courts sitting in the Borough of Manhattan, New York City as set forth in this Agreement and valid service of process under the laws of the State of New York effected in the manner set forth in this Agreement, the submission by the Company to the non-exclusive jurisdiction of the U.S. federal or New York state courts sitting in the Borough of Manhattan, New York City as set forth in this Agreement and the appointment of CT Corporation System (or such other successor agent as the parties hereto shall mutually agree) as its authorized agent for the purpose described in Section 19 of this Agreement will be legal, valid and binding on the Company insofar as British Virgin Islands law is concerned;

                                  (xiv) Under the laws of the British Virgin
                           Islands, the choice of the laws of the State of New York to govern this Agreement is valid and legally binding and will be recognized by British Virgin Islands courts; and the Company is not entitled to any immunity in respect of its obligations under this Agreement and could not interpose any immunity as a defense to any suit or action brought or maintained in respect of its obligations under such agreements;

                                   (xv) To ensure the legality, validity,
                           enforceability or admissibility in evidence of this Agreement in the British Virgin Islands, it is not necessary that any document be filed, recorded or enrolled with any government or other authority in the British Virgin Islands, or any British Virgin Islands stamp or similar tax be paid in respect of the Agreement; and all formalities required in the British Virgin Islands for the validity and enforceability of this Agreement have been accomplished, and no notarization is required, for the validity and enforceability thereof;

                                  (xvi) The statements in the Prospectus under
                           the captions (A) "Description of Share Capital", insofar as they describe certain provisions of the Company's Memorandum and Articles of Association relating to the capital stock of the Company and the British Virgin Islands International

                           Business Companies Act and (B) "Taxation - British Virgin Islands Tax Considerations", insofar as they constitute a summary of matters of British Virgin Islands tax law, constitute accurate summaries thereof in all material respects;

                                 (xvii) Under current British Virgin Islands
                           laws and regulations, there are no restrictions on the ability of the Company to pay dividends declared and payable in respect of the Common Shares by the Company to the holder thereof in U.S. dollars or in any other currency; and

                                (xviii) No stamp or other issuance or transfer
                           taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the British Virgin Islands or any taxing authority thereof or therein in connection with (A) the issuance and sale of the Shares by the Company; (B) the delivery of the Shares to or for the respective accounts of the Underwriters in the manner contemplated herein; or (C) the sale and delivery outside of the British Virgin Islands by the Underwriters of the Shares to the initial purchasers thereof.

                           The opinion of such counsel shall also have furnished
                  to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statements, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that, solely as regards to matters purporting to summarize the laws of, or documents governed by the laws of, the British Virgin Islands, the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion or statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus (except as stated in paragraph (xvi) above).

                           In rendering the foregoing opinion, such counsel may
                  (i) state that their opinion is limited to matters governed by the laws of the British Virgin Islands and (ii) rely, as to matters involving the laws of the United States and the State of New York, upon the opinion of Paul Hastings Janofsky & Walker LLP rendered pursuant to Section 7(d).

                           (f) Amaro, Stuber e Advogados, special Brazilian
                  counsel to the Company and its Brazilian subsidiary, O Site Entretenimento Ltda. ("O Site"), shall have furnished to the Representatives their written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives to the effect that:

                                    (i) O Site has been duly incorporated and is
                           validly existing as a limited liability company (SOCIEDADE POR QUOTAS DE RESPONSABILIDADE LIMITADA) under the laws of Brazil and has all power and authority necessary to own or hold its properties and assets and conduct the businesses in which it is engaged;

                                   (ii) Each of the Company and O Site possesses
                           adequate certificates, authorities, approvals, licenses or permits issued by appropriate governmental agencies or bodies in Brazil necessary to conduct its business as presently conducted and as proposed to be conducted;

                                  (iii) All of the issued shares of capital
                           stock of O Site have been duly and validly authorized and issued are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                                   (iv) O Site has full power and authority to
                           enter into this Agreement; this Agreement has been duly authorized, executed and delivered by O Site; and assuming due authorization, execution and delivery thereof by the other parties hereto and assuming that this Agreement constitutes a valid and legally binding agreement under the laws of the State of New York, this Agreement constitutes a valid and legally binding agreement of O Site enforceable in Brazil in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and the indemnification and contribution provisions of this Agreement do not contravene Brazilian law;

                                    (v) The execution and delivery of this
                           Agreement, the issue and sale of Shares being delivered on such Delivery Date by the Company and the compliance by the Company and O Site with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not contravene, or result in a breach or violation of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel which is governed by the law of Brazil and to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the ESTATUTOS of O Site or any Brazilian statute or any order, rule or regulation of any Brazilian governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries;

                                   (vi) No consent, approval, authorization or
                           order of, or filing or registration with, any Brazilian governmental agency or body or court is required for the execution, delivery and performance of this Agreement by O Site; [CONFIRM]

                                  (vii) The statements in the Prospectus under
                           the caption "Business-Government Regulation-Brazil", insofar as they describe the relevant laws and regulations in Brazil, constitute accurate summaries thereof in all material respects;

                                 (viii) To such counsel's knowledge, there are
                           no legal or governmental proceedings pending in Brazil to which the Company or O Site is a party or of which any property or assets of the Company or is the subject; and to such counsel's knowledge, no such proceedings are threatened or contemplated by any Brazilian governmental agency or body or threatened by any other person or entity in Brazil; and

                                   (ix) [The Internet Services Agreement, dated
                           October 6, 1999, between IMPSAT Comunicacoes Ltda ("IMPSAT Brazil") and O Site, which relates to the provision to the Company of telecommunications infrastructure for Internet access by IMPSAT Brazil, constitutes a valid and legally binding obligation of O Site and IMPSAT Brazil, respectively, and is enforceable against O Site or IMPSAT Brazil, as the case may be, in accordance with the terms thereof].

                           In rendering such Brazilian legal opinion, such
                  counsel may state that their opinion is limited to matters governed by the laws of the Federative Republic of Brazil.

                           (g) Estudio Marval, O'Farrell & Mairal, special
                  Argentine counsel to the Company and its Argentine subsidiary, El Sitio Argentina S.A., formerly Cibrian Campoy Creativos S.A. ("El Sitio Argentina"), shall have furnished to the Representatives their written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives to the effect that:

                                    (i) El Sitio Argentina has been duly
                           organized and is validly existing as a corporation (SOCIEDAD ANONIMA) under the laws of Argentina and has all power and authority necessary to own or hold its properties and assets and conduct the businesses in which it is engaged;

                                   (ii) Each of the Company and El Sitio
                           Argentina possesses adequate certificates, authorities, approvals, licenses or permits issued by appropriate governmental agencies or bodies in Argentina necessary to conduct its business as presently conducted and as proposed to be conducted;

                                  (iii) All of the issued shares of capital
                           stock of El Sitio Argentina have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                                   (iv) El Sitio Argentina has full power and
                           authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by El Sitio Argentina; and assuming due authorization, execution and delivery thereof by the other parties hereto and assuming that this Agreement constitutes a valid and legally binding agreement under the laws of the State of New York, this Agreement constitutes a valid and legally binding agreement of El Sitio Argentina enforceable in Argentina in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and the indemnification and contribution provisions of this Agreement do not contravene Argentine law;

                                    (v) The execution and delivery of this
                           Agreement, the issue and sale of Shares being delivered on such Delivery Date by the Company and the compliance by the Company and El Sitio Argentina with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not contravene, or result in a breach or violation of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel which is governed by the law of Argentina and to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the ESTATUTOS of El Sitio Argentina or any Argentine statute or any order, rule or regulation of any Argentine governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries;

                                   (vi) No consent, approval, authorization or
                           order of, or filing or registration with, any Argentine governmental agency or body or court is required for the execution, delivery and performance of this Agreement by El Sitio Argentina; [CONFIRM]

                                  (vii) The statements in the Prospectus under
                           the captions (A) "Business-Government
                           Regulation-Argentina", insofar as they describe the relevant laws and regulations in Argentina and (B) "Business-Dial-Up Access" and
                           "Business-Technology-Dial-Up Access", insofar as they constitute summaries of intellectual property-related laws and other matters, constitute accurate summaries thereof in all material respects;

                                 (viii) To such counsel's knowledge, there are
                           no legal or governmental proceedings pending in Argentina to which the Company or El Sitio Argentina is a party or of which any property or assets of the Company or El Sitio Argentina is the subject; and to such counsel's knowledge, no such proceedings are threatened or contemplated by any Argentine governmental agency or body or threatened by any other person or entity in Argentina;

                                   (ix) [The Internet Services Agreement, dated
                           October __, 1999, between IMPSAT S.A. ("IMPSAT Argentina") and El Sitio Argentina, which relates to the provision to the Company of telecommunications infrastructure for Internet access by IMPSAT Argentina, constitutes a valid and legally binding obligation of El Sitio Argentina and IMPSAT Argentina, respectively, and is enforceable against El Sitio Argentina or IMPSAT Argentina, as the case may be, in accordance with the terms THEREOF].

                           In rendering such opinion, such counsel may state
                  that their opinion is limited to matters governed by the laws of the Argentine Republic.

                           (h) Garcia-Alvarez Salom & Asociados, S.C., special
                  Mexican counsel to the Company and its Mexican subsidiary, El Sitio Entretenimientos S.A. de C.V. ("El Sitio Mexico"), shall have furnished to the Representatives their written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i) El Sitio Mexico has been duly organized
                           and is validly existing as a corporation (SOCIEDAD ANONIMA DE CAPITAL VARIABLE) under the laws of Mexico and has all power and authority necessary to own or hold its properties and assets and conduct the businesses in which it is engaged;

                                   (ii) Each of the Company and El Sitio Mexico
                           possesses adequate certificates, authorities, approvals, licenses or permits issued by appropriate governmental agencies or bodies in Mexico necessary to conduct its business as presently conducted and as proposed to be conducted;

                                  (iii) All of the issued shares of capital
                           stock of El Sitio Mexico have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                                   (iv) El Sitio Mexico has full power and
                           authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by El Sitio Mexico; and assuming due authorization, execution and delivery thereof by the other parties hereto and assuming that this Agreement constitutes a valid and legally binding agreement under the laws of the State of New York, this Agreement constitutes a valid and legally binding agreement of El Sitio Mexico enforceable in Mexico in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and the indemnification and contribution provisions of this Agreement do not contravene Mexican law;

                                    (v) The execution and delivery of this
                           Agreement, the issue and sale of Shares being delivered on such Delivery Date by the Company and the compliance by the Company and El Sitio Mexico with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not contravene, or result in a breach or violation of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel which is governed by the law of Mexico and to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the ESTATUTOS of El Sitio Mexico or any Mexican statute or any order, rule or regulation of any Mexican governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries;

                                   (vi) No consent, approval, authorization or
                           order of, or filing or registration with, any Mexican governmental agency or body or court is required for the execution, delivery and performance of this Agreement by El Sitio Mexico; [CONFIRM]

                                  (vii) The statements in the Prospectus under
                           the caption "Business - Government Regulation - Mexico", insofar as they describe the relevant laws and regulations in Mexico, constitute accurate summaries thereof in all material respects;

                                 (viii) To such counsel's knowledge, there are
                           no legal or governmental proceedings pending in Mexico to which the Company or El Sitio Mexico is a party or of which any property or assets of the Company or any of its subsidiaries is the subject; and to such counsel's knowledge, no such proceedings are threatened or contemplated by any Mexican governmental agency or body or court or threatened by any other person or entity in Mexico;

                           In rendering such opinion, such counsel may state
                  that their opinion is limited to matters governed by the laws of the United Mexican States.

                           (i) Guyer y Regules, special Uruguayan counsel to the
                  Company and its Uruguayan subsidiary, El Sitio (Uruguay) Sociedad Anonima ("El Sitio Uruguay"), shall have furnished to the Representatives their written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                                   (i) El Sitio Uruguay has been duly organized
                           and is validly existing as a corporation (SOCIEDAD ANONIMA) under the laws of Uruguay and has all power and authority necessary to own or hold its properties and assets and conduct the businesses in which it is engaged;

                                   (ii) Each of the Company and El Sitio Uruguay
                           possesses adequate certificates, authorities, approvals, licenses or permits issued by appropriate governmental agencies or bodies in Uruguay necessary to conduct its business as presently conducted and as proposed to be conducted;

                                   (iii) All of the issued shares of capital
                           stock of El Sitio Uruguay have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                                   (iv) El Sitio Uruguay has full power and
                           authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by El Sitio Uruguay; and assuming due authorization, execution and delivery thereof by the other parties hereto and assuming that this Agreement constitutes a valid and legally binding agreement under the laws of the State of New York, this Agreement constitutes a valid and legally binding agreement of El Sitio Uruguay enforceable in Uruguay in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and the indemnification and contribution provisions of this Agreement do not contravene Uruguayan law;

                                   (v) The execution and delivery of this
                           Agreement, the issue and sale of Shares being delivered on such Delivery Date by the Company and the compliance by the Company and El Sitio Uruguay with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not contravene, or result in a breach or violation of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel which is governed by the law of Uruguay and to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the ESTATUTOS of El Sitio Uruguay or any Uruguayan statute or any order, rule or regulation of any Uruguayan governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries;

                                   (vi) No consent, approval, authorization or
                           order of, or filing or registration with, any Uruguayan governmental agency or body or court is required for the execution, delivery and performance of this Agreement by El Sitio Uruguay; [CONFIRM]

                                   (vii) The statements in the Prospectus under
                           the caption "Business - Government Regulation - Uruguay", insofar as they describe the relevant laws and regulations in Uruguay, constitute accurate summaries thereof in all material respects;

                                  (viii) To such counsel's knowledge, there are
                           no legal or governmental proceedings pending in Uruguay to which the Company or El Sitio Uruguay is a party or of which any property or assets of the Company or any of its subsidiaries is the subject; and to such counsel's knowledge, no such proceedings are threatened or contemplated by any Uruguayan governmental agency or body or court or threatened by any other person or entity in Uruguay;

                           In rendering such opinion, such counsel may state
                  that their opinion is limited to matters governed by the laws of the Republic of Uruguay.

                           (j) De La Pena, Villanueva & Bajandas, special U.S. counsel to the Company's U.S. subsidiary, El Sitio U.S.A., Inc. ("El Sitio USA"), shall have furnished to the Representatives their written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives to the effect that:

                                    (i) El Sitio U.S.A. has been duly organized,
                           is validly existing and in good standing as a corporation under the laws of the State of Florida and has all corporate power and authority necessary to own or hold its properties and assets and conduct the businesses in which it is engaged;

                                    (ii) All of the issued shares of capital
                           stock of El Sitio USA have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                                   (iii) El Sitio U.S.A. has full power and
                           authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by El Sitio U.S.A.; and assuming due authorization, execution and delivery thereof by the other parties hereto and assuming that this Agreement constitutes a valid and legally binding agreement under the laws of the State of New York, this Agreement constitutes a valid and legally binding agreement of El Sitio U.S.A. enforceable in the State of Florida in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and the indemnification and contribution provisions of this Agreement do not contravene Florida law;

                                    (iv) The execution and delivery of this
                           Agreement, the issue and sale of Shares being delivered on such Delivery Date by the Company and the compliance by the Company and El Sitio U.S.A. with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not contravene, or result in a breach or violation of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel which is governed by the law of Florida and to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the Articles of Incorporation and by-laws of El Sitio U.S.A. or any Florida statute or any order, rule or regulation of any Florida governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries;

                                     (v) No consent, approval, authorization or
                           order of, or filing or registration with, any Florida governmental agency or body or court is required for the execution, delivery and performance of this Agreement by El Sitio U.S.A. and the consummation of the transactions contemplated hereby; [CONFIRM]

                                    (vi) Each of the Company and El Sitio USA
                           possesses adequate, certificates, authorities, approvals, licenses or permits issued by appropriate governmental agencies or bodies in the State of Florida to conduct its business as presently conducted and as proposed to be conducted; and

                                   (vii) To such counsel's knowledge, there are
                           no U.S. federal or Florida state legal or governmental proceedings pending to which the Company or El Sitio USA is a party or of which any property or assets of the Company or El Sitio USA is the subject which, if determined adversely to the Company or El Sitio USA, might have a Material Adverse Effect on the Company and El Sitio USA; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by any U.S. federal or Florida state governmental agency or body or threatened by any other person or entity in the United States.

                           (k) With respect to the "comfort letter" of Deloitte
                  & Touche delivered to the Representatives concurrently with the execution of this Agreement (the "initial comfort letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down comfort letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down comfort letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial comfort letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                           (l) The Company shall have furnished to the
                  Representatives a certificate, dated such Delivery Date, of its chief executive officer and chief financial officer, in form and substance satisfactory to the Representatives, to the effect that:

                                     (i) The representations, warranties and
                           agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Section 7(a) have been fulfilled;

                                    (ii) (A) Neither the Company nor any of its
                           subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (B) since such date there has not been any change in the capital stock, any increase in current liabilities and any decrease in shareholders' equity of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, properties, results of operations, financial condition or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus;

                                   (iii) They have carefully examined the
                           Registration Statements and the Prospectus and, in their opinion (A) the Registration Statements, as of their respective Effective Dates, and the Prospectus, as of each of the Effective Dates, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Primary Registration Statement, no event has occurred which would be required by the Securities Act to be set forth in a supplement or amendment to either of the Registration Statements or the Prospectus; and

                                    (iv) No stop order suspending the
                           effectiveness of either of the Registration
                           Statements or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

                           (m) (i) Neither the Company nor any of its
                  subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date there shall not have been any change in the capital stock, any increase in current liabilities and any decrease in shareholders' equity of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, properties, results of operations, financial condition or prospects of the Company and its subsidiaries, except as set forth in the Prospectus, the effect of which, in any such case described in clause (i) or
                  (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                           (n) Subsequent to the execution and delivery of this
                  Agreement, there shall not have occurred any of the following:
                  (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange, the Nasdaq National Market System or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by the British Virgin Islands or U.S. federal or New York state authorities,
                  (iii) the United States or any of the British Virgin Islands, Brazil, Argentina or Mexico shall have become engaged in hostilities, there shall have been an escalation in hostilities involving any of such countries or there shall have been a declaration of a national emergency or war by any of such countries; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                           (o) The Company shall have furnished to the
                  Representatives an original counterpart of each executed Lock-up Letter, in each case in form and substance satisfactory to the Representative.

                           (p) The Common Shares shall have been approved for
                  inclusion on the Nasdaq National Market System, subject only to official notice of issuance and evidence of satisfactory distribution.

                           (q) The Common Shares shall have been accepted for
                  settlement through the facilities of DTC.

                           (r) The 2-for-1 share split in respect of the Common
                  Shares shall have been completed as contemplated in the Prospectus, and the Company shall have duly filed with the British Virgin Islands Registrar of Companies amendments to its Memorandum and Articles of Association to appropriately reflect such share split and other matters relating to the Common Shares in form and substance reasonably satisfactory to the Representatives.

                           (s) The private placement of the Class B Convertible
                  Preferred Shares by the Company to [four] strategic institutional investors shall have been consummated as set forth in the Prospectus and on terms reasonably satisfactory to the Representatives.

                  All opinions, letters, evidence and certificates referred to above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to Simpson Thacher & Bartlett, U.S. counsel for the Underwriters.

                  8.  INDEMNIFICATION AND CONTRIBUTION.

                           (a) The Company and the Significant Subsidiaries,
                  jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or
                  (ii) above (PROVIDED that the Company and the Significant Subsidiaries shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or wilful misconduct), and shall reimburse each Underwriter and each such director, officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company and the Significant Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein and described in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

                           (b) Each Underwriter, severally and not jointly,
                  shall indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in either of the Registration Statements as about to become a director of the Company), officers and employees and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
                  (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein and described in Section 8(e), and shall reimburse the Company and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

                           (c) Promptly after receipt by an indemnified party
                  under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or any Significant Subsidiary under this Section 8 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company and the Significant Subsidiaries. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

                           (d) If the indemnification provided for in this
                  Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under
                  Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Significant Subsidiaries on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
                  (i) above but also the relative fault of the Company and the Significant Subsidiaries on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Significant Subsidiaries on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Significant Subsidiaries and information supplied by the Company shall also be deemed to have been supplied by the Significant Subsidiaries. The Company, the Significant Subsidiaries and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                           (e) The Underwriters severally confirm, and the
                  Company acknowledges, that the statements with respect to the public offering of the Shares set forth in the box on the cover page of, and the selling concession and reallowance figures under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statements and the Prospectus.

                  9. DEFAULTING UNDERWRITERS. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated severally to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Shares set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Shares set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of the Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this
Section 9, purchases Firm Shares which a defaulting Underwriter agreed but failed to purchase.

                  Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the First Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                  10. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 7(m) or 7(n) shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

                  11. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) the Company shall fail to tender the Shares for delivery to the Underwriters for any reason permitted under this Agreement, or (b) the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10), the Company and the Significant Subsidiaries shall, jointly and severally, shall reimburse the Underwriters for the fees and expenses of their U.S. counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company and the Significant Subsidiaries shall, jointly and severally, pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company and the Significant Subsidiaries shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

                  12. ADDITIONAL AMOUNTS. If the compensation (including the Underwriters' discounts and commissions) or any other amounts to be received by the Underwriters under this Agreement, solely as a result of entering into this Agreement, are subject to any present or future taxes, assessments, deductions, withholdings or changes of any nature enacted by any non-U.S. jurisdiction or any political subdivision thereof or taxing authority therein ("Non-U.S. Taxes"), then the Company and the Significant Subsidiaries, jointly and severally, shall pay to the Underwriters an additional amount so that the Underwriters shall retain, after taking into consideration all such Non-U.S. Taxes, an amount equal to this Agreement as if such amounts had not been subject to Taxes. If any Non-U.S. Taxes are collected by deduction or withholding, the Company shall provide to the Underwriters copies of documents evidencing the transmittal to the proper authorities of the amount of Non-U.S. Taxes deducted or withheld.

                  13. JUDGMENT CURRENCY. The Company and the Significant Subsidiaries, jointly and severally, shall indemnify each Underwriter against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in New York, New York at which such Underwriter on the date of payment of such judgment or order is able to purchase U.S. dollars with the amount of the Judgment Currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. dollars.

                  14. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Credit Suisse First Boston Corporation, 111 Madison Avenue, New York, New York 10010, Attention: [Syndicate Department] (Fax:
                  212-___-____);

                           (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Primary Registration Statement,
                  Attention: Horacio Milberg, Chief Financial Officer (Fax:
                  011-54-11-4343-6700 ext. 104);

PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                  The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by Lehman Brothers Inc. on behalf of the Representatives or on behalf of the Underwriters.

                  15. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Company, the Significant Subsidiaries and the Underwriters and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Significant Subsidiaries contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of each Underwriter and the person or persons, if any, who control each Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 5, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  16. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company and the Significant Subsidiaries on the one hand and the Underwriters on the other contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares or any termination or cancellation of this Agreement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  17. CERTAIN DEFINITIONS. For purposes of this Agreement, (a) "business day" means any day on which the Nasdaq National Market System is open for trading, (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and (c) "significant subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                  18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  19. CONSENT TO JURISDICTION. Each of the Company and the Significant Subsidiaries agrees that any legal suit, action or proceeding brought against it by any party to this Agreement or by each person, if any, who controls any such party arising out of or based upon this Agreement may be instituted in any New York state or U.S. federal court sitting in the Borough of Manhattan, New

York City, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. Each of the Company and the Significant Subsidiaries, to the fullest extent permitted by applicable law, irrevocably waives the defense of sovereign immunity and the defense of an inconvenient forum to the maintenance of such suit, action or proceeding.

                  Each of the Company and the Significant Subsidiaries hereby designates and appoints CT Corporation System (or such other successor agent as the parties hereto shall mutually agree) (the "Process Agent"), as its authorized agent, upon whom process may be served in any such suit, action or proceeding. Each of the Company and the Significant Subsidiaries that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing. Each of the Company and the Significant Subsidiaries hereby irrevocably authorizes and directs the Process Agent to accept such service. Each of the Company and the Significant Subsidiaries further agrees that service of process upon the Process Agent and written notice of such service to the Company or such Significant Subsidiary, mailed by first class mail or delivered to the Process Agent shall be deemed in every respect effective service of process upon the Company or such Significant Subsidiary in any such suit or proceeding.

                  Nothing herein shall affect the right of any person to serve process in any other manner permitted by law. Each of the Company and the Significant Subsidiaries agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other lawful manner.

                  The provisions of this Section 19 shall survive the termination of this Agreement.

                  20. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  21. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement among the Company, the Significant Subsidiaries and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                      Very truly yours,

                                      EL SITIO, INC.

                                      By:_______________________________________
                                         Name:
                                         Title:

                                      EL SITIO ARGENTINA, S.A.

                                      By:_______________________________________
                                         Name:
                                         Title:

                                      O SITE ENTRETENIMENTO LTDA.

                                      By:_______________________________________
                                         Name:
                                         Title:

                                      EL SITIO ENTRETENIMIENTOS, S.A. DE C.V.

                                      By:_______________________________________
                                         Name:
                                         Title:

                                      EL SITIO U.S.A., INC.

                                      By:_______________________________________
                                         Name:
                                         Title:

                                      EL SITIO (URUGUAY) SOCIEDAD ANONIMA

                                      By:_______________________________________
                                         Name:
                                         Title:

Accepted:

CREDIT SUISSE FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
SALOMON SMITH BARNEY INC.
WIT CAPITAL CORPORATION
FIDELITY CAPITAL MARKETS,
  a division of National Financial Services Corporation

By: Credit Suisse First Boston Corporation

      By __________________________
         AUTHORIZED REPRESENTATIVE

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto



                                                                                        SCHEDULE 1

                                                                                        Number of
         Underwriters                                                                   Firm Shares
         ------------                                                                   -----------

         Credit Suisse First Boston Corporation......................................
         Lehman Brothers Inc.........................................................
         Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated..............................................
         Salomon Smith Barney Inc....................................................
         WIT Capital Corporation.....................................................
         Fidelity Capital Markets, a division of National Financial Services
           Corporation...............................................................
                                                                                      ---------------
                  Total                                                                     8,200,000
                                                                                      ===============


                                                                      SCHEDULE 2

                 Directors, Executive Officers and Shareholders
                           To Deliver Lock-Up Letters

DIRECTORS

Roberto Vivo-Chaneton
Roberto Cibrian-Campoy
Guillermo Liberman
Ricardo Verdaguer

EXECUTIVE OFFICERS

Daniel Rotsztain
Horacio Milberg
Alfredo Jimenez de Arechaga
Eduardo Weber

SHAREHOLDERS

IAMP (El Sitio) Investments, Ltd.
Militello Limited
Tower Plus International
SLI.com Inc.
IMPSAT Corporation
Bear, Stearns & Co., Inc.
Intel Atlantic, Inc.
Utilivest II, L.P.
Utilivest III, L.P.

                                                                       EXHIBIT A

                             FORM OF LOCK-UP LETTER

                                                              November ___, 1999

CREDIT SUISSE FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
SALOMON SMITH BARNEY INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
WIT CAPITAL CORPORATION
FIDELITY CAPITAL MARKETS
  a division of National Financial Services Corporation
As Representatives of the several
  Underwriters named in
  Schedule 1 to the Underwriting Agreement

Ladies and Gentlemen:

                  In consideration of the participation of the several Underwriters, for which Credit Suisse First Boston Corporation, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Wit Capital Corporation and Fidelity Capital Markets, a division of National Financial Services Corporation (the "Representatives") will to act as Representatives, in the underwriting of the proposed initial public offering (the "Offering") of common shares ("Common Shares") of El Sitio, Inc., a British Virgin Islands company (the "Company"), as contemplated by a Registration Statement on Form F-1 filed with the Securities and Exchange Commission (Registration No. 333-______) and for other good and valuable consideration (the receipt of which is hereby acknowledged) the undersigned hereby agrees that the undersigned will not, for a period of 180 days commencing on the date of the final Prospectus included as part of the Registration Statement, directly or indirectly, (a) offer for sale, sell or contract to sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any Common Shares or other equity securities of the Company or any securities convertible into or exchangeable for any Common Shares or other equity securities, or sell or grant options, rights or warrants with respect to any Common Shares or other equity securities of the Company or any securities convertible into or exchangeable for any Common Shares or other equity securities, or (b) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of whether any such transaction described in clause (a) or
(b) above is to be settled by delivery of any Common Shares or other equity securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  This letter constitutes an agreement that shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                Very truly yours,

                                                By:_____________________________
                                                   Name: